UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 18, 2012

CLEAN DIESEL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

001-33710

Commission File Number

Delaware	06-1393453
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employee Identification No.)

4567 Telephone Road, Suite 100, Ventura, CA 93003

 (Address of principal executive office)

Registrant's telephone number, including area code:  (805) 639-9458

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Change in Registrant’s Certifying Accountant.

On September 18, 2012, the Audit Committee of the Board of Directors of Clean Diesel Technologies, Inc. (the “Company”) engaged BDO USA, LLP (“BDO”) as the Company’s principal accountant.  The decision to change auditors was the result of a request-for-proposal process in which the Company evaluated the credentials of several firms.

During the years ended December 31, 2011 and 2010 and through September 18, 2012, neither the Company nor anyone on its behalf has consulted BDO regarding either (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (b) any matter that was the subject of a disagreement or a reportable event (there being none).

In connection with the selection of BDO, on September 18, 2012, the Audit Committee also dismissed KPMG LLP (“KPMG”) as the Company’s principal accountant.  The Company has given permission to KPMG to respond fully to the inquiries of the successor auditor.

The audit reports of KPMG on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended December 31, 2011 and 2010 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

KPMG LLP's report on the consolidated financial statements of the Company and its subsidiaries as of and for the year ended December 31, 2010, contained a separate paragraph stating that "the Company has suffered recurring losses from operations and has an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1c. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

During the fiscal years ended December 31, 2011 and 2010 and any subsequent interim periods through September 18, 2012, there were no (a) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in the audit report, or (b) reportable events.

Pursuant to Item 304(a)(3) of Regulation S-K (17 CFR 229.304(a)(3)), a letter addressed to the Securities and Exchange Commission from KPMG is attached as Exhibit 16.1 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated September 24, 2012

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN DIESEL TECHNOLOGIES, INC.

Date: September 24, 2012	By: /s/ Nikhil A. Mehta
Name: Nikhil A. Mehta
Title: Chief Financial Officer